UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014

VERITEQ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 CONGRESS PARK DRIVE, SUITE 200 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-846-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Securities Purchase Agreement effective August 6, 2014, 8% Convertible Redeemable Notes due July 31, 2015 and Collateralized Secured Promissory Note due July 31, 2015

VeriTeQ Corporation (the “Company”) entered into a securities purchase agreement, (the “SPA’), dated July 31, 2014 and effective August 6, 2014, with an accredited investor (the “Buyer”). Pursuant to the terms of the SPA, the Company issued and sold to the Buyer two 8% convertible promissory notes in the amount of $75,000 each. The first note for $75,000 (the “8% Note”) was paid for by the Buyer on August 6, 2014 in cash, less transaction expenses. The second note (“8% Second Note”) was paid for by the issuance of an offsetting $75,000 secured note issued to the Company by the Buyer, (the “8% Buyer Note”) which is to be paid in cash to the Company within 8 months.

The 8% Note matures on July 31, 2015. It may be converted in whole or in part into the Company's common stock, at the option of the holder, at any time following 180 days after issuance and until the maturity date. The conversion price shall be 61% of the average of the three lowest closing bid prices of the Company’s common stock for the fifteen prior trading days, including the day upon which the conversion notice is received by the Company. During the first 180 days that 8% Note is in effect, the Company may redeem the note by paying to the holder an amount equal to 150% of the face amount plus any accrued interest. The 8% Note may not be prepaid after the 180th day. Interest on any unpaid principal balance of 8% Note shall be paid at the rate of 8% per annum. Interest on the 8% Note shall be paid by the Company in shares of its common stock, referred to as Interest Shares. The holder may, at any time, send in a notice of conversion to the Company for Interest Shares based on the formula provided above for principal conversions.

The 8% Second Note matures on July 31, 2015. The holder of the 8% Second Note is entitled, at its option, after the expiration of the requisite Rule 144 holding period and after full cash payment of the 8% Buyer Note, to convert all or any amount of the principal face amount of the 8% Second Note then outstanding into shares of the Company's common stock without restrictive legend of any nature, at a conversion price for each share of the Company’s common stock equal to 61% of the average of the three lowest closing bid prices of the Company’s common stock for the fifteen prior trading days, including the day upon which the conversion notice is received by the Company. The 8% Second Note may not be prepaid, except in certain circumstances described therein. Interest on any unpaid principal balance of the 8% Second Note shall be paid by the Company in Interest Shares. The holder may, at any time, send in a notice of conversion to the Company for Interest Shares based on the formula provided above for principal conversions.

The 8% Note and the 8% Second Note contain certain covenants and restrictions, including, among others, that, for so long as the notes are outstanding the Company will not dispose of certain assets and will maintain its listing on the over-the-counter market. Events of default under the note include, among others, failure to pay principal or interest on the note or comply with certain covenants under the note.

As discussed above, the Buyer issued to the Company, the 8% Buyer Note, also referred to as the Collateralized Secured Promissory Back End Note, in the amount of $75,000, which matures no later than March 31, 2015, unless the Company does not meet the “current information requirements” required under Rule 144 of the Securities Act of 1933, as amended, in which case the Buyer may declare the 8% Second Note to be in default (as defined in that note) and cross cancel its payment obligations under the 8% Buyer Note against the Company’s payment obligations under the 8% Second Note. The 8% Buyer Note shall bear simple interest at the rate of 8%. The Buyer may, at its option, prepay the 8% Buyer Note at any time. The 8% Buyer Note may not be assigned by the Company, except by operation of law.

The foregoing descriptions of the SPA, 8% Note, 8% Second Note and the 8% Buyer Note are summaries, and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, respectively, and are incorporated herein by reference.

Securities Purchase Agreement effective August 4,2014, 12% Convertible Redeemable Notes due August 4, 2015 and Collateralized Secured Promissory Note due August 4, 2015

The Company entered into a securities purchase agreement, (the “Purchase Agreement’), effective August 4, 2014, with an accredited investor (the “Lender”). Pursuant to the terms of the Purchase Agreement, the Company issued and sold to the Lender two 12% convertible promissory notes in the amount of $50,000 each. The first note for $50,000 (the “12% Note”) was paid for by the Lender on August 4, 2014 in cash, less transaction expenses. The second note (the “12% Second Note”) was initially paid for by the issuance of an offsetting $50,000 secured note issued to the Company by the Lender, (the “12% Lender Note”), which is to be paid in cash to the Company within 8 months.

The 8% Note matures on August 4, 2015. It may be converted in whole or in part into the Company's common stock, at the option of the holder, at any time following 180 days after issuance and until the maturity date. The conversion price shall be 61% of the average of the three lowest closing bid prices of the Company’s common stock for the twenty prior trading days, including the day upon which the conversion notice is received by the Company. During the first 180 days the 12% Note is in effect, the Company may redeem the note by paying to the holder an amount equal to 150% of the face amount plus any accrued interest. The 12% Note may not be prepaid after the 180th day. Interest on any unpaid principal balance of 12% Note shall be paid at the rate of 12% per annum. Interest on the 12% Note shall be paid by the Company in shares of its common stock, referred to as Interest Shares. The holder may, at any time, send in a notice of conversion to the Company for Interest Shares based on the formula provided above for principal conversions.

The12% Second Note matures on August 4, 2015. The holder of the 12% Second Note is entitled, at its option, after the expiration of the requisite Rule 144 holding period and after full cash payment of the 12% Lender Note, to convert all or any amount of the principal face amount of the 12% Second Note then outstanding into shares of the Company's common stock without restrictive legend of any nature, at a conversion price for each share of the Company’s common stock equal to 61% of the average of the three lowest closing bid prices of the Company’s common stock for the twenty prior trading days, including the day upon which the conversion notice is received by the Company. The 12% Second Note may not be prepaid, except in certain circumstances described therein. Interest on any unpaid principal balance of the 12% Second Note shall be paid by the Company in Interest Shares. The holder may, at any time, send in a notice of conversion to the Company for Interest Shares based on the formula provided above for principal conversions.

The 12% Note and the 12% Second Note contain certain covenants and restrictions, including, among others, that, for so long as the notes are outstanding the Company will not dispose of certain assets and will maintain its listing on the over-the-counter market. Events of default under the note include, among others, failure to pay principal or interest on the note or comply with certain covenants under the note.

As discussed above,, the Lender issued to the Company, the 12% Lender Note, also referred to as the Collateralized Secured Promissory Back End Note, in the amount of $50,000, which matures no later than April 4, 2015, unless the Company does not meet the “current information requirements” required under Rule 144 of the Securities Act of 1933, as amended, in which case the Lender may declare the 12% Second Note to be in default (as defined in that note) and cross cancel its payment obligations under the 12% Lender Note against the Company’s payment obligations under the 12% Second Note. The 12% Lender Note shall bear simple interest at the rate of 12%. The Lender may, at its option, prepay the 12% Lender Note at any time. The 12% Lender Note may not be assigned by the Company, except by operation of law.

The foregoing descriptions of the Purchase Agreement, 12% Note, 12% Second Note and the 12% Lender Note are summaries, and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibit 10.5, Exhibit 10.6, Exhibit 10.7, and Exhibit 10.8, respectively, and are incorporated herein by reference

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference. Each of the notes issued by the Company as described in Item 1.01 were offered and sold to accredited investors pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description

	10.1	Securities Purchase Agreement dated July 31, 2014

	10.2	8% Convertible Redeemable Note due July 31, 2015

	10.3	8% Convertible Redeemable Back End Note due July 31, 2015

	10.4	Collateralized Secured Promissory Note Back End Note Due July 31, 2015

	10.5	Securities Purchase Agreement dated August 4, 2014

	10.6	12% Convertible Redeemable Note due August 4, 2015

	10.7	12% Convertible Redeemable Back End Note due August 4, 2015

	10.8	Collateralized Secured Promissory Note Back End Note Due August 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriTeQ Corporation

Date: August 8, 2014	/s/ Michael E. Krawitz

Michael E. Krawitz
Chief Legal and Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Securities Purchase Agreement dated July 31, 2014

10.2	8% Convertible Redeemable Note due July 31, 2015

10.3	8% Convertible Redeemable Back End Note due July 31, 2015

10.4	Collateralized Secured Promissory Note Back End Note Due July 31, 2015

10.5	Securities Purchase Agreement dated August 4, 2014

10.6	12% Convertible Redeemable Note due August 4, 2015

10.7	12% Convertible Redeemable Back End Note due August 4, 2015

10.8	Collateralized Secured Promissory Note Back End Note Due August 4, 2015